--------------------------------------------------------------------------------
MORGAN STANLEY                                                      May 27, 2003
Securitized Products Group     [GRAPHIC OMITTED]
--------------------------------------------------------------------------------





                             COMPUTATIONAL MATERIALS


                                  $323,879,000
                                  APPROXIMATELY

                        MORGAN STANLEY ABS CAPITAL I INC.
                                 SERIES 2003-NC6


                       MORTGAGE PASS-THROUGH CERTIFICATES





--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                      May 27, 2003
Securitized Products Group     [GRAPHIC OMITTED]
--------------------------------------------------------------------------------


                           APPROXIMATELY $323,879,000
               MORGAN STANLEY ABS CAPITAL I INC., SERIES 2003-NC6

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                             HOMEEQ SERVICING CORP.
                                    SERVICER


                             TRANSACTION HIGHLIGHTS
                             ----------------------



--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
                                                                                                    MODIFIED
                                                                                  AVG LIFE TO     DURATION TO
   OFFERED                                               EXPECTED RATINGS           CALL /           CALL /
   CLASSES        DESCRIPTION          BALANCE         (S&P/FITCH/ MOODY'S)        MTY(1)(2)      MTY(1)(2)(3)
=============== ================= ================== ========================== ================ ===============
     A-1          Not Offered           454,648,000                       *****Not Offered*****
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     A-2            Floater             188,828,000         AAA/AAA/Aaa         2.91 / 3.25      2.81 / 3.10
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     M-1            Floater              47,665,000          AA/AA/Aa2          5.34 / 5.89      5.03 / 5.48
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     M-2            Floater              41,310,000           A/A/A2            5.31 / 5.81      4.82 / 5.18
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     M-3            Floater              13,902,000          A-/A-/A3           5.31 / 5.73      4.76 / 5.07
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     B-1            Floater              10,725,000       BBB+/BBB+/Baa1        5.30 / 5.65      4.58 / 4.82
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     B-2            Floater               7,150,000        BBB/BBB/Baa2         5.30 / 5.57      4.53 / 4.71
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     B-3            Floater              14,299,000       BBB-/BBB-/Baa3        5.27 / 5.37      4.52 / 4.58
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------


(TABLE CONTINUED)
--------------- ----------------------------------- -------------------- ------------------


   OFFERED                                                INITIAL
   CLASSES      PAYMENT WINDOW TO CALL / MTY(1)(2)  SUBORDINATION LEVEL      BENCHMARK
=============== =================================== ==================== ==================
     A-1                                  *****Not Offered*****
--------------- ----------------------------------- -------------------- ------------------
     A-2        07/03 - 06/11 / 07/03 - 01/21             19.00%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     M-1        09/06 - 06/11 / 09/06 - 01/18             13.00%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     M-2        08/06 - 06/11 / 08/06 - 11/16              7.80%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     M-3        07/06 - 06/11 / 07/06 - 03/15              6.05%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     B-1        07/06 - 06/11 / 07/06 - 05/14              4.70%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     B-2        07/06 - 06/11 / 07/06 - 07/13              3.80%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     B-3        07/06 - 06/11 / 07/06 - 11/12              2.00%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------


Notes:  (1)      Certificates are priced to the 10% optional clean-up call.
        (2)      Based on the pricing prepayment speed.  See details below.
        (3)      Assumes pricing at par.
        (4)      Bond sizes subject to a variance of plus or minus 5%.

ISSUER:                        Morgan Stanley ABS Capital I Inc. Trust 2003-NC6.

DEPOSITOR:                     Morgan Stanley ABS Capital I Inc.

ORIGINATOR:                    NC Capital Corporation

SERVICER:                      HomeEq Servicing Corp.

TRUSTEE:                       Deutsche Bank National Trust Company.

MANAGERS:                      Morgan Stanley (lead manager), Utendahl Capital
                               Partners, L.P. and Blaylock & Partners, L.P.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 2

RATING AGENCIES:               Standard & Poor's, Fitch Ratings and Moody's
                               Investors Service.

OFFERED CERTIFICATES:          Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3
                               Certificates.

EXPECTED CLOSING DATE:         June 26, 2003 through DTC and Euroclear or
                               Clearstream. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:            The 25th of each month, or if such day is not a
                               business day, on the next business day, beginning
                               July 25, 2003.

FINAL SCHEDULED DISTRIBUTION
DATE:                          The Distribution Date occurring in June 2033.

DUE PERIOD:                    For any Distribution Date, the period commencing
                               on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:       The interest accrual period for the Offered
                               Certificates with respect to any Distribution
                               Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                               Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:                The Trust will consist of two groups of
                               adjustable and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:        Approximately $561.3 million of Mortgage Loans
                               with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:       Approximately $233.1 million of Mortgage Loans
                               that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:      o  Fixed Rate Mortgage Loans: CPR starting at
                               approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                               CPR thereafter

                               o  ARM Mortgage Loans: CPR of 25%

CREDIT ENHANCEMENT:            The Offered Certificates are credit enhanced by:

                               1)    Net monthly excess cashflow from the
                                     Mortgage Loans,

                               2)    2.00% overcollateralization (funded
                                     upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, provided, however, that if, on any distribution date, a Delinquency Trigger Event exists, the required overcollateralization will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's required overcollateralization until the distribution date on which a Delinquency Trigger Event no longer exists; provided, further, that if, on any distribution date, a Cumulative Loss Trigger Event exists, the required overcollateralization will be an amount equal to 2.60% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date until the distribution date on which a Cumulative Loss Trigger Event no longer exists, and

                               3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 3

SENIOR ENHANCEMENT             For any Distribution Date, the percentage
PERCENTAGE:                    obtained by dividing (x) the aggregate
                               Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution
                               Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:                The later to occur of:

                               (x)   The earlier of:

                               (a) The Distribution Date occurring in July 2006; and

                               (b)   The Distribution Date on which the
                                     aggregate balance of the Class A
                                     Certificates is reduced to zero; and

                               (y) The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 38.00%.

TRIGGER EVENT:                 Either a Delinquency Trigger Event or a
                               Cumulative Loss Trigger Event.

DELINQUENCY TRIGGER EVENT:     A Delinquency Trigger Event is in effect on any
                               Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement
                               Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

CUMULATIVE LOSS TRIGGER        A Cumulative Loss Trigger Event is in effect on
EVENT:                         any Distribution Date if the aggregate amount of
                               Realized Losses incurred since the cut-off date through the last day of the related Prepayment
                               Period divided by the aggregate Stated Principal
                               Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                               MONTHS 25- 36            [3.10%] for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [1.00%] for each month
                                                        thereafter (e.g.,
                                                        [3.60%] in Month 31)

                               MONTHS 37- 48            [4.10%] for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [0.90%] for each month
                                                        thereafter (e.g.,
                                                        [4.55%] in Month 43)

                               MONTHS 49- 60            [5.00%] for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [1.00%] for each month
                                                        thereafter (e.g.,
                                                        [5.50%] in Month 55)

                               MONTHS 61- THEREAFTER    [6.00%]


INITIAL SUBORDINATION          Class A:        19.00%
PERCENTAGE:                    Class M-1:      13.00%
                               Class M-2:       7.80%
                               Class M-3:       6.05%
                               Class B-1:       4.70%
                               Class B-2:       3.80%
                               Class B-3:       2.00%

OPTIONAL CEAN-UP CALL:         When the current aggregate principal balance of
                               the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other
                               Certificates on and after the first distribution date on which the Optional Clean-up Call is exercisable.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 4

STEP-UP COUPONS:               For all Offered Certificates the coupon will
                               increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH RATE:   The Class A-1 Certificates will accrue interest
                               at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable), (ii) the Loan
                               Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE:   The Class A-2 Certificates will accrue interest
                               at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable), (ii) the Loan
                               Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE:   The Class M-1 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

CLASS M-2 PASS-THROUGH RATE:   The Class M-2 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

CLASS M-3 PASS-THROUGH RATE:   The Class M-3 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

CLASS B-1 PASS-THROUGH RATE:   The Class B-1 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

CLASS B-2 PASS-THROUGH RATE:   The Class B-2 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

CLASS B-3 PASS-THROUGH RATE:
The Class B-3                  Certificates will accrue interest at a variable
                               rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                               Call is exercisable) and (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOANGROUP I CAP:               As to any Distribution Date, a per annum rate
                               equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and
                               (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP II CAP:             As to any Distribution Date, a per annum rate
                               equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and
                               (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 5

CLASS A-1 BASIS RISK CARRY     As to any Distribution Date, the supplemental
                               interest amount for the Class A-1 Certificates will

FORWARD AMOUNT:                equal the sum of:

                               (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                               (ii)  Any Class A-1 Basis Risk Carry Forward
                                     Amount remaining unpaid from prior
                                     Distribution Dates; and

                               (iii) Interest on the amount in clause (ii) at
                                     the related Class A-1 Pass-Through Rate
                                     (without regard to the Loan Group I Cap or
                                     WAC Cap).

CLASS A-2 BASIS RISK CARRY     As to any Distribution Date, the supplemental
FORWARD AMOUNT:                interest amount for the Class A-2
                               Certificates will equal the sum of:

                               (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                               (ii)  Any Class A-2 Basis Risk Carry Forward
                                     Amount remaining unpaid from prior
                                     Distribution Dates; and

                               (iii) Interest on the amount in clause (ii) at
                                     the related Class A-2 Pass-Through Rate
                                     (without regard to the Loan Group II Cap or
                                     WAC Cap).

CLASS M-1, M-2, M-3,           As to any Distribution Date, the supplemental
B-1, B-2 AND B-3 BASIS RISK    interest amount for each of the Class M-1, M-2,
CARRY FORWARD AMOUNTS:         M-3, B-1, B-2 and B-3 Certificates will equal the
                               sum of:

                               (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                               (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                               (iii) Interest on the amount in clause (ii) at
                                     the Certificates' applicable Pass-Through
                                     Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON      On each Distribution Date and after
OFFERED CERTIFICATES:          payments of servicing and trustee fees and
                               other expenses, interest distributions from the Interest Remittance Amount will be allocated as follows:

                               (i)   The portion of the Interest Remittance
                                     Amount attributable to the Group I Mortgage
                                     Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                               (ii)  The portion of the Interest Remittance
                                     Amount attributable to the Group II
                                     Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                               (iii) To the Class M-1 Certificates, its Accrued
                                     Certificate Interest;

                               (iv) To the Class M-2 Certificates, its Accrued Certificate Interest;

                               (v) To the Class M-3 Certificates, its Accrued Certificate Interest;

                               (vi) To the Class B-1 Certificates, its Accrued Certificate Interest;

                               (vii) To the Class B-2 Certificates, its Accrued
                                     Certificate Interest, and

                              (viii) To the Class B-3 Certificates, its Accrued
                                     Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 6

PRINCIPAL DISTRIBUTIONS ON     On each Distribution Date (a) prior to the
OFFERED CERTIFICATES:          Stepdown Date or (b) on which a Trigger Event is
                               in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                               (i)   to the Class A Certificates, allocated
                                     between the Class A Certificates as
                                     described below, until the Certificate
                                     Principal Balances thereof have been
                                     reduced to zero;

                               (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (iii) to the Class M-2 Certificates, until the
                                     Certificate Principal Balance thereof has been reduced to zero;

                               (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                               (vii) to the Class B-3 Certificates, until the
                                     Certificate Principal Balance thereof has been reduced to zero.

                               On each Distribution Date (a) on or
                               after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                               (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                               (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (iii) to the Class M-2 Certificates, the lesser
                                     of the remaining Principal Distribution
                                     Amount and the Class M-2 Principal
                                     Distribution Amount, until the Certificate
                                     Principal Balance thereof has been reduced to zero;

                               (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                               (vii) to the Class B-3 Certificates, the lesser
                                     of the remaining Principal Distribution
                                     Amount and the Class B-3 Principal
                                     Distribution Amount, until the Certificate
                                     Principal Balance thereof has been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 7

                               All principal distributions to the Class A
                               Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

INTEREST RATE CAP:             Beginning on the first Distribution Date, and for
                               a period of 35 months thereafter, an Interest
                               Rate Cap will be pledged to the Trust for the benefit of the Class A-2 Certificates.

                               For the first 24 months if the 1-month LIBOR rate exceeds 6.80%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 6.80% (on an Actual/360 day count basis) up to a maximum of 137.5bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 12 months if the 1-month LIBOR rate exceeds 7.175%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.175% (on an Actual/360 day count basis) up to a maximum of 100bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein.

INTEREST RATE CAP PAYMENT      The Interest Rate Cap Payment shall be available
ALLOCATION:                    to pay any Basis Risk Carry Forward Amount due to
                               the Class A-2 Certificates.

ALLOCATION OF NET MONTHLY      For any Distribution Date, any Net Monthly Excess
EXCESS CASHFLOW:               Cashflow shall be paid as follows:

                               (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                               (ii)  to the Class M-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                               (iii) to the Class M-2 Certificates, the unpaid
                                     interest shortfall amount;

                               (iv)  to the Class M-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                               (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                               (vi)  to the Class M-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                               (vii) to the Class B-1 Certificates, the unpaid
                                     interest shortfall amount;

                               (viii)to the Class B-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                               (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                               (x)   to the Class B-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                               (xi) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                               (xii) to the Class B-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                               (xiii)concurrently, any Class A-1 Basis Risk
                                     Carry Forward Amount to the Class A-1
                                     Certificates, and any Class A-2 Basis Risk
                                     Carry Forward Amount to the Class A-2
                                     Certificates; and

                               (xiv) sequentially, to Classes M-1, M-2, M-3,
                                     B-1, B-2 and B-3 Certificates, in such
                                     order, any Basis Risk Carry Forward Amount for such classes.


INTEREST REMITTANCE AMOUNT:    For any Distribution Date, the portion of
                               available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:  For any Distribution Date and each class of
                               Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 8

PRINCIPAL DISTRIBUTION         On any Distribution Date, the sum of (i) the
AMOUNT:                        Basic Principal Distribution Amount and (ii) the
                               Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION   On any Distribution Date, the excess of (i) the
AMOUNT:                        aggregate principal remittance amount over (ii)
                               the Excess Subordinated Amount, if any.

NET MONTHLY EXCESS CASHFLOW:   For any Distribution Date is the amount of funds
                               available for distribution on such Distribution
                               Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL DISTRIBUTION   For any Distribution Date, the lesser of (i) the
AMOUNT:                        excess of (x) interest collected or advanced with
                               respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                               Distribution Date.

EXCESS SUBORDINATED AMOUNT:    For any Distribution Date, means the excess, if
                               any of (i) the overcollateralization and (ii) the required overcollateralization for such
                               Distribution Date.

CLASS A PRINCIPAL ALLOCATION   For any Distribution Date, the percentage
PERCENTAGE:                    equivalent of a fraction, determined as follows:
                               (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                               Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and
                               (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                               Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

CLASS A PRINCIPAL              For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the aggregate Certificate Principal
                               Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                               62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                               Loans as of the last day of the related Due
                               Period over $3,972,079.

CLASS M-1 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,972,079.

CLASS M-2 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,972,079.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 9

CLASS M-3 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,972,079.

CLASS B-1 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-1
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,972,079.

CLASS B-2 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date), (v) the
                               Certificate Principal Balance of the Class B-1
                               Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                               Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,972,079.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 10

CLASS B-3 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date), (v) the
                               Certificate Principal Balance of the Class B-1
                               Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                               Amount on such Distribution Date), (vi) the
                               Certificate Principal Balance of the Class B-2
                               Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                               Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,972,079.

TRUST TAX STATUS:              REMIC.

ERISA ELIGIBILITY:             Subject to the considerations in the Prospectus,
                               all Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:             It is not anticipated that any of the Offered
                               Certificates will be SMMEA eligible.

PROSPECTUS:                    The Class A-2, Class M-1, Class M-2, Class M-3,
                               Class B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                               (together, the "Prospectus"). Complete
                               information with respect to the Offered
                               Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 11

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
----------------------------------------------------------------------------------------------------------------------------
         Initial                100                  100                   100                  100                   100
        June 2004                99                   81                    75                   69                    63
        June 2005                98                   61                    51                   41                    32
        June 2006                96                   45                    32                   21                    11
        June 2007                95                   35                    27                   20                    11
        June 2008                93                   29                    20                   15                    10
        June 2009                91                   23                    16                   10                     7
        June 2010                89                   19                    12                    8                     5
        June 2011                87                   15                     9                    6                     4
        June 2012                85                   13                     7                    4                     3
        June 2013                82                   10                     6                    3                     2
        June 2014                79                    8                     4                    3                     0
        June 2015                76                    7                     3                    2                     0
        June 2016                73                    6                     3                    1                     0
        June 2017                69                    5                     2                    0                     0
        June 2018                65                    4                     2                    0                     0
        June 2019                62                    3                     1                    0                     0
        June 2020                57                    3                     0                    0                     0
        June 2021                53                    2                     0                    0                     0
        June 2022                48                    2                     0                    0                     0
        June 2023                43                    1                     0                    0                     0
        June 2024                38                    1                     0                    0                     0
        June 2025                34                    0                     0                    0                     0
        June 2026                30                    0                     0                    0                     0
        June 2027                26                    0                     0                    0                     0
        June 2028                22                    0                     0                    0                     0
        June 2029                18                    0                     0                    0                     0
        June 2030                14                    0                     0                    0                     0
        June 2031                 9                    0                     0                    0                     0
        June 2032                 4                    0                     0                    0                     0
        June 2033                 0                    0                     0                    0                     0
  Average Life to
  Maturity (years)             17.89                 4.26                  3.25                 2.56                  2.02
  Average Life to
  Call(1) (years)              17.85                 3.86                  2.91                 2.26                  1.76


(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 12

TO MATURITY


        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
----------------------------------------------------------------------------------------------------------------------------
         Initial                100                   100                  100                   100                  100
        June 2004               100                   100                  100                   100                  100
        June 2005               100                   100                  100                   100                  100
        June 2006               100                   100                  100                   100                  100
        June 2007               100                    87                   64                    46                   84
        June 2008               100                    70                   48                    32                   20
        June 2009               100                    56                   36                    22                   13
        June 2010               100                    45                   27                    15                    8
        June 2011               100                    36                   20                    10                    5
        June 2012               100                    29                   15                     7                    1
        June 2013               100                    23                   11                     5                    0
        June 2014               100                    19                    8                     2                    0
        June 2015               100                    15                    6                     0                    0
        June 2016               100                    12                    4                     0                    0
        June 2017               100                     9                    2                     0                    0
        June 2018               100                     7                    0                     0                    0
        June 2019               100                     6                    0                     0                    0
        June 2020               100                     4                    0                     0                    0
        June 2021               100                     2                    0                     0                    0
        June 2022               100                     0                    0                     0                    0
        June 2023               100                     0                    0                     0                    0
        June 2024               100                     0                    0                     0                    0
        June 2025                96                     0                    0                     0                    0
        June 2026                86                     0                    0                     0                    0
        June 2027                76                     0                    0                     0                    0
        June 2028                65                     0                    0                     0                    0
        June 2029                53                     0                    0                     0                    0
        June 2030                41                     0                    0                     0                    0
        June 2031                27                     0                    0                     0                    0
        June 2032                13                     0                    0                     0                    0
        June 2033                 0                     0                    0                     0                    0
  Average Life to
  Maturity (years)             26.10                 7.76                  5.89                 5.02                  4.84
  Average Life to
  Call(1) (years)              25.97                 7.04                  5.34                 4.58                  4.48

 (1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 13

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
----------------------------------------------------------------------------------------------------------------------------
         Initial                100                  100                  100                   100                  100
        June 2004               100                  100                  100                   100                  100
        June 2005               100                  100                  100                   100                  100
        June 2006               100                  100                  100                   100                  100
        June 2007               100                   87                   64                    46                   33
        June 2008               100                   70                   48                    32                   20
        June 2009               100                   56                   36                    22                   13
        June 2010               100                   45                   27                    15                    8
        June 2011               100                   36                   20                    10                    3
        June 2012               100                   29                   15                     7                    0
        June 2013               100                   23                   11                     2                    0
        June 2014               100                   19                    8                     0                    0
        June 2015               100                   15                    5                     0                    0
        June 2016               100                   12                    1                     0                    0
        June 2017               100                    9                    0                     0                    0
        June 2018               100                    7                    0                     0                    0
        June 2019               100                    4                    0                     0                    0
        June 2020               100                    1                    0                     0                    0
        June 2021               100                    0                    0                     0                    0
        June 2022               100                    0                    0                     0                    0
        June 2023               100                    0                    0                     0                    0
        June 2024               100                    0                    0                     0                    0
        June 2025                96                    0                    0                     0                    0
        June 2026                86                    0                    0                     0                    0
        June 2027                76                    0                    0                     0                    0
        June 2028                65                    0                    0                     0                    0
        June 2029                53                    0                    0                     0                    0
        June 2030                41                    0                    0                     0                    0
        June 2031                27                    0                    0                     0                    0
        June 2032                13                    0                    0                     0                    0
        June 2033                 0                    0                    0                     0                    0
  Average Life to
  Maturity (years)             26.10                 7.69                  5.81                 4.83                  4.37
  Average Life to
  Call(1) (years)              25.97                 7.04                  5.31                 4.43                  4.05

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 14

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING



         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
----------------------------------------------------------------------------------------------------------------------------
         Initial                100                  100                  100                   100                  100
        June 2004               100                  100                  100                   100                  100
        June 2005               100                  100                  100                   100                  100
        June 2006               100                  100                  100                   100                  100
        June 2007               100                   87                   64                    46                   33
        June 2008               100                   70                   48                    32                   20
        June 2009               100                   56                   36                    22                   13
        June 2010               100                   45                   27                    15                    7
        June 2011               100                   36                   20                    10                    0
        June 2012               100                   29                   15                     2                    0
        June 2013               100                   23                   11                     0                    0
        June 2014               100                   19                    7                     0                    0
        June 2015               100                   15                    0                     0                    0
        June 2016               100                   12                    0                     0                    0
        June 2017               100                    9                    0                     0                    0
        June 2018               100                    4                    0                     0                    0
        June 2019               100                    0                    0                     0                    0
        June 2020               100                    0                    0                     0                    0
        June 2021               100                    0                    0                     0                    0
        June 2022               100                    0                    0                     0                    0
        June 2023               100                    0                    0                     0                    0
        June 2024               100                    0                    0                     0                    0
        June 2025                96                    0                    0                     0                    0
        June 2026                86                    0                    0                     0                    0
        June 2027                76                    0                    0                     0                    0
        June 2028                65                    0                    0                     0                    0
        June 2029                53                    0                    0                     0                    0
        June 2030                41                    0                    0                     0                    0
        June 2031                27                    0                    0                     0                    0
        June 2032                13                    0                    0                     0                    0
        June 2033                 0                    0                    0                     0                    0
  Average Life to
  Maturity (years)             26.09                 7.59                  5.73                 4.71                  4.17
  Average Life to
  Call(1) (years)              25.97                 7.04                  5.31                 4.37                  3.90

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 15

TO MATURITY



        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING



         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
----------------------------------------------------------------------------------------------------------------------------
         Initial                100                  100                  100                   100                  100
        June 2004               100                  100                  100                   100                  100
        June 2005               100                  100                  100                   100                  100
        June 2006               100                  100                  100                   100                  100
        June 2007               100                   87                   64                    46                   33
        June 2008               100                   70                   48                    32                   20
        June 2009               100                   56                   36                    22                   13
        June 2010               100                   45                   27                    15                    0
        June 2011               100                   36                   20                     9                    0
        June 2012               100                   29                   15                     0                    0
        June 2013               100                   23                   11                     0                    0
        June 2014               100                   19                    0                     0                    0
        June 2015               100                   15                    0                     0                    0
        June 2016               100                   12                    0                     0                    0
        June 2017               100                    4                    0                     0                    0
        June 2018               100                    0                    0                     0                    0
        June 2019               100                    0                    0                     0                    0
        June 2020               100                    0                    0                     0                    0
        June 2021               100                    0                    0                     0                    0
        June 2022               100                    0                    0                     0                    0
        June 2023               100                    0                    0                     0                    0
        June 2024               100                    0                    0                     0                    0
        June 2025                96                    0                    0                     0                    0
        June 2026                86                    0                    0                     0                    0
        June 2027                76                    0                    0                     0                    0
        June 2028                65                    0                    0                     0                    0
        June 2029                53                    0                    0                     0                    0
        June 2030                41                    0                    0                     0                    0
        June 2031                27                    0                    0                     0                    0
        June 2032                13                    0                    0                     0                    0
        June 2033                 0                    0                    0                     0                    0
  Average Life to
  Maturity (years)             26.08                 7.51                  5.65                 4.63                  4.08
  Average Life to
  Call(1) (years)              25.97                 7.04                  5.30                 4.35                  3.85

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 16

TO MATURITY



        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING



         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
----------------------------------------------------------------------------------------------------------------------------
         Initial                100                  100                  100                   100                  100
        June 2004               100                  100                  100                   100                  100
        June 2005               100                  100                  100                   100                  100
        June 2006               100                  100                  100                   100                  100
        June 2007               100                   87                   64                    46                   33
        June 2008               100                   70                   48                    32                   20
        June 2009               100                   56                   36                    22                   11
        June 2010               100                   45                   27                    15                    0
        June 2011               100                   36                   20                     0                    0
        June 2012               100                   29                   15                     0                    0
        June 2013               100                   23                    1                     0                    0
        June 2014               100                   19                    0                     0                    0
        June 2015               100                   15                    0                     0                    0
        June 2016               100                    5                    0                     0                    0
        June 2017               100                    0                    0                     0                    0
        June 2018               100                    0                    0                     0                    0
        June 2019               100                    0                    0                     0                    0
        June 2020               100                    0                    0                     0                    0
        June 2021               100                    0                    0                     0                    0
        June 2022               100                    0                    0                     0                    0
        June 2023               100                    0                    0                     0                    0
        June 2024               100                    0                    0                     0                    0
        June 2025                96                    0                    0                     0                    0
        June 2026                86                    0                    0                     0                    0
        June 2027                76                    0                    0                     0                    0
        June 2028                65                    0                    0                     0                    0
        June 2029                53                    0                    0                     0                    0
        June 2030                41                    0                    0                     0                    0
        June 2031                27                    0                    0                     0                    0
        June 2032                12                    0                    0                     0                    0
        June 2033                 0                    0                    0                     0                    0
  Average Life to
  Maturity (years)             26.06                 7.40                  5.57                 4.56                  4.00
  Average Life to
  Call(1) (years)              25.97                 7.04                  5.30                 4.34                  3.83

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 17

TO MATURITY



        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
----------------------------------------------------------------------------------------------------------------------------
           Initial                100                100                  100                   100                  100
          June 2004               100                100                  100                   100                  100
          June 2005               100                100                  100                   100                  100
          June 2006               100                100                  100                   100                  100
          June 2007               100                 87                   64                    46                   33
          June 2008               100                 70                   48                    32                   15
          June 2009               100                 56                   36                    18                    0
          June 2010               100                 45                   27                     4                    0
          June 2011               100                 36                   14                     0                    0
          June 2012               100                 29                    3                     0                    0
          June 2013               100                 21                    0                     0                    0
          June 2014               100                 11                    0                     0                    0
          June 2015               100                  3                    0                     0                    0
          June 2016               100                  0                    0                     0                    0
          June 2017               100                  0                    0                     0                    0
          June 2018               100                  0                    0                     0                    0
          June 2019               100                  0                    0                     0                    0
          June 2020               100                  0                    0                     0                    0
          June 2021               100                  0                    0                     0                    0
          June 2022               100                  0                    0                     0                    0
          June 2023               100                  0                    0                     0                    0
          June 2024               100                  0                    0                     0                    0
          June 2025                96                  0                    0                     0                    0
          June 2026                86                  0                    0                     0                    0
          June 2027                76                  0                    0                     0                    0
          June 2028                65                  0                    0                     0                    0
          June 2029                53                  0                    0                     0                    0
          June 2030                41                  0                    0                     0                    0
          June 2031                27                  0                    0                     0                    0
          June 2032                 0                  0                    0                     0                    0
          June 2033                 0                  0                    0                     0                    0
  Average Life to Maturity
  (years)                        25.99               7.14                  5.37                 4.39                  3.83
  Average Life to
  Call(1) (years)                25.96               7.02                  5.27                 4.31                  3.77

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 18

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD        A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)      B-3 CAP (%)
------        -----------      -----------      -----------       -----------      -----------      -----------      -----------
              ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360       ACTUAL/360

    0            -                -                -                 -                -                -                 -
    1           9.00             7.39             7.39             7.39              7.39             7.39             7.39
    2           8.62             7.01             7.01             7.01              7.01             7.01             7.01
    3           8.74             7.10             7.10             7.10              7.10             7.10             7.10
    4           9.04             7.38             7.38             7.38              7.38             7.38             7.38
    5           8.80             7.14             7.14             7.14              7.14             7.14             7.14
    6           9.05             7.38             7.38             7.38              7.38             7.38             7.38
    7           8.81             7.14             7.14             7.14              7.14             7.14             7.14
    8           8.82             7.14             7.14             7.14              7.14             7.14             7.14
    9           9.34             7.63             7.63             7.63              7.63             7.63             7.63
   10           8.83             7.14             7.14             7.14              7.14             7.14             7.14
   11           9.09             7.38             7.38             7.38              7.38             7.38             7.38
   12           8.85             7.14             7.14             7.14              7.14             7.14             7.14
   13           9.10             7.38             7.38             7.38              7.38             7.38             7.38
   14           8.86             7.14             7.14             7.14              7.14             7.14             7.14
   15           8.87             7.14             7.14             7.14              7.14             7.14             7.14
   16           9.13             7.38             7.38             7.38              7.38             7.38             7.38
   17           8.89             7.14             7.14             7.14              7.14             7.14             7.14
   18           9.15             7.38             7.38             7.38              7.38             7.38             7.38
   19           8.91             7.14             7.14             7.14              7.14             7.14             7.14
   20           8.92             7.14             7.14             7.14              7.14             7.14             7.14
   21           9.74             7.91             7.91             7.91              7.91             7.91             7.91
   22           8.94             7.14             7.14             7.14              7.14             7.14             7.14
   23          10.13             8.40             8.40             8.40              8.40             8.40             8.40
   24           9.86             8.13             8.13             8.13              8.13             8.13             8.13
   25           9.78             8.40             8.40             8.40              8.40             8.40             8.40
   26           9.51             8.12             8.12             8.12              8.12             8.12             8.12
   27           9.53             8.12             8.12             8.12              8.12             8.12             8.12
   28           9.83             8.39             8.39             8.39              8.39             8.39             8.39
   29          10.35             9.10             9.10             9.10              9.10             9.10             9.10
   30          10.68             9.40             9.40             9.40              9.40             9.40             9.40
   31          10.39             9.10             9.10             9.10              9.10             9.10             9.10
   32          10.41             9.10             9.10             9.10              9.10             9.10             9.10
   33          11.45            10.07            10.07            10.07             10.07            10.07            10.07
   34          10.46             9.10             9.10             9.10              9.10             9.10             9.10
   35          11.65            10.43            10.43            10.43             10.43            10.43            10.43
   36          11.33            10.09            10.09            10.09             10.09            10.09            10.09

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 19

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)



PERIOD        A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)      B-3 CAP (%)
------        -----------      -----------      -----------       -----------      -----------      -----------      -----------
              ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360       ACTUAL/360

   37          26.13            10.43            10.43             10.43            10.43            10.43             10.43
   38          12.16            10.09            10.09             10.09            10.09            10.09             10.09
   39          12.09            10.09            10.09             10.09            10.09            10.09             10.09
   40          12.43            10.43            10.43             10.43            10.43            10.43             10.43
   41          12.77            11.08            11.08             11.08            11.08            11.08             11.08
   42          13.18            11.45            11.45             11.45            11.45            11.45             11.45
   43          12.76            11.08            11.08             11.08            11.08            11.08             11.08
   44          12.75            11.08            11.08             11.08            11.08            11.08             11.08
   45          14.12            12.26            12.26             12.26            12.26            12.26             12.26
   46          12.75            11.08            11.08             11.08            11.08            11.08             11.08
   47          13.74            12.14            12.14             12.14            12.14            12.14             12.14
   48          13.29            11.74            11.74             11.74            11.74            11.74             11.74
   49          13.73            12.13            12.13             12.13            12.13            12.13             12.13
   50          13.29            11.74            11.74             11.74            11.74            11.74             11.74
   51          13.29            11.74            11.74             11.74            11.74            11.74             11.74
   52          13.73            12.13            12.13             12.13            12.13            12.13             12.13
   53          13.31            11.76            11.76             11.76            11.76            11.76             11.76
   54          13.75            12.15            12.15             12.15            12.15            12.15             12.15
   55          13.31            11.75            11.75             11.75            11.75            11.75             11.75
   56          13.31            11.75            11.75             11.75            11.75            11.75             11.75
   57          14.22            12.56            12.56             12.56            12.56            12.56             12.56
   58          13.31            11.75            11.75             11.75            11.75            11.75             11.75
   59          13.76            12.15            12.15             12.15            12.15            12.15             12.15
   60          13.32            11.76            11.76             11.76            11.76            11.76             11.76
   61          13.76            12.15            12.15             12.15            12.15            12.15             12.15
   62          13.32            11.76            11.76             11.76            11.76            11.76             11.76
   63          13.32            11.75            11.75             11.75            11.75            11.75             11.75
   64          13.76            12.14            12.14             12.14            12.14            12.14             12.14
   65          13.31            11.75            11.75             11.75            11.75            11.75             11.75
   66          13.76            12.14            12.14             12.14            12.14            12.14             12.14
   67          13.31            11.75            11.75             11.75            11.75            11.75             11.75
   68          13.31            11.75            11.75             11.75            11.75            11.75             11.75
   69          14.74            13.00            13.00             13.00            13.00            13.00             13.00
   70          13.31            11.75            11.75             11.75            11.75            11.75             11.75
   71          13.76            12.14            12.14             12.14            12.14            12.14             12.14
   72          13.31            11.74            11.74             11.74            11.74            11.74             11.74
   73          13.76            12.13            12.13             12.13            12.13            12.13             12.13

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 20

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)



PERIOD        A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)      B-3 CAP (%)
------        -----------      -----------      -----------       -----------      -----------      -----------      -----------
              ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360       ACTUAL/360

   74          13.31            11.74            11.74             11.74            11.74            11.74             11.74
   75          13.31            11.74            11.74             11.74            11.74            11.74             11.74
   76          13.76            12.13            12.13             12.13            12.13            12.13             12.13
   77          13.31            11.74            11.74             11.74            11.74            11.74             11.74
   78          13.76            12.13            12.13             12.13            12.13            12.13             12.13
   79          13.31            11.73            11.73             11.73            11.73            11.73             11.73
   80          13.31            11.73            11.73             11.73            11.73            11.73             11.73
   81          14.74            12.99            12.99             12.99            12.99            12.99             12.99
   82          13.31            11.73            11.73             11.73            11.73            11.73             11.73
   83          13.76            12.12            12.12             12.12            12.12            12.12             12.12
   84          13.31            11.73            11.73             11.73            11.73            11.73             11.73
   85          13.76            12.12            12.12             12.12            12.12            12.12             12.12
   86          13.31            11.73            11.73             11.73            11.73            11.73             11.73
   87          13.31            11.72            11.72             11.72            11.72            11.72             11.72
   88          13.12            12.11            12.11             12.11            12.11            12.11             12.11
   89          11.53            11.72            11.72             11.72            11.72            11.72             11.72
   90          11.93            12.11            12.11             12.11            12.11            12.11             12.11
   91          11.57            11.72            11.72             11.72            11.72            11.72             11.72
   92          11.59            11.72            11.72             11.72            11.72            11.72             11.72
   93          12.85            12.97            12.97             12.97            12.97            12.97             12.97
   94          11.63            11.72            11.72             11.72            11.72            11.72             11.72
   95          12.04            12.11            12.11             12.11            12.11            12.11             12.11
   96          11.67            11.71            11.71             11.71            11.71            11.71             11.71
   97          12.08            12.10            12.10             12.10            12.10            12.10             12.10
   98          11.72            11.71            11.71             11.71            11.71            11.71             11.71
   99          11.74            11.71            11.71             11.71            11.71            11.71             11.71
   100         12.16            12.10            12.10             12.10            12.10            12.10             12.10
   101         11.79            11.71            11.71             11.71            11.71            11.71             11.71
   102         12.21            12.10            12.10             12.10            12.10            12.10             12.10
   103         11.84            11.71            11.71             11.71            11.71            11.71             11.71
   104         11.87            11.71            11.71             11.71            11.71            11.71             11.71
   105         12.72            12.51            12.51             12.51            12.51            12.51             12.51
   106         11.92            11.70            11.70             11.70            11.70            11.70             11.70
   107         12.35            12.09            12.09             12.09            12.09            12.09             12.09
   108         11.98            11.70            11.70             11.70            11.70            11.70             11.70
   109         12.41            12.09            12.09             12.09            12.09            12.09             12.09
   110         12.04            11.70            11.70             11.70            11.70            11.70             11.70

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 21

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)



PERIOD        A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)      B-3 CAP (%)
------        -----------      -----------      -----------       -----------      -----------      -----------      -----------
              ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360       ACTUAL/360

   111         12.08            11.70            11.70             11.70            11.70            11.70             11.70
   112         12.51            12.09            12.09             12.09            12.09            12.09             12.09
   113         12.14            11.70            11.70             11.70            11.70            11.70             11.70
   114         12.59            12.09            12.09             12.09            12.09            12.09             12.09
   115         12.21            11.70            11.70             11.70            11.70            11.70             11.70
   116         12.25            11.70            11.70             11.70            11.70            11.70               -
   117         13.61            12.95            12.95             12.95            12.95            12.95               -
   118         12.33            11.69            11.69             11.69            11.69            11.69               -
   119         12.78            12.08            12.08             12.08            12.08            12.08               -
   120         12.41            11.69            11.69             11.69            11.69            11.69               -
   121         12.86            12.08            12.08             12.08            12.08            12.08               -
   122         12.49            11.69            11.69             11.69            11.69            11.69               -
   123         12.54            11.69            11.69             11.69            11.69            11.69               -
   124         13.00            12.08            12.08             12.08            12.08              -                 -
   125         12.63            11.69            11.69             11.69            11.69              -                 -
   126         13.10            12.08            12.08             12.08            12.08              -                 -
   127         12.72            11.69            11.69             11.69            11.69              -                 -
   128         12.77            11.69            11.69             11.69            11.69              -                 -
   129         14.20            12.94            12.94             12.94            12.94              -                 -
   130         12.88            11.69            11.69             11.69            11.69              -                 -
   131         13.36            12.08            12.08             12.08            12.08              -                 -
   132         12.99            11.69            11.69             11.69            11.69              -                 -
   133         13.48            12.07            12.07             12.07            12.07              -                 -
   134         13.10            11.68            11.68             11.68              -                -                 -
   135         13.16            11.68            11.68             11.68              -                -                 -
   136         13.67            12.07            12.07             12.07              -                -                 -
   137         13.29            11.68            11.68             11.68              -                -                 -
   138         13.80            12.07            12.07             12.07              -                -                 -
   139         13.42            11.68            11.68             11.68              -                -                 -
   140         13.49            11.68            11.68             11.68              -                -                 -
   141         15.01            12.93            12.93             12.93              -                -                 -
   142         13.63            11.68            11.68             11.68              -                -                 -
   143         14.16            12.07            12.07             12.07              -                -                 -
   144         13.78            11.68            11.68             11.68              -                -                 -
   145         14.32            12.07            12.07               -                -                -                 -
   146         13.94            11.68            11.68               -                -                -                 -
   147         14.02            11.68            11.68               -                -                -                 -


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 22

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)



PERIOD        A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)      B-3 CAP (%)
------        -----------      -----------      -----------       -----------      -----------      -----------      -----------
              ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360       ACTUAL/360

   148         14.57            12.07               12.07             -                -                -                 -
   149         14.19            11.68               11.68             -                -                -                 -
   150         14.75            12.07               12.07             -                -                -                 -
   151         14.37            11.68               11.68             -                -                -                 -
   152         14.46            11.68               11.68             -                -                -                 -
   153         15.56            12.48               12.48             -                -                -                 -
   154         14.66            11.68               11.68             -                -                -                 -
   155         15.25            12.07               12.07             -                -                -                 -
   156         14.86            11.68               11.68             -                -                -                 -
   157         15.47            12.07               12.07             -                -                -                 -
   158         15.08            11.68               11.68             -                -                -                 -
   159         15.19            11.68               11.68             -                -                -                 -
   160         15.82            12.07               12.07             -                -                -                 -
   161         15.42            11.68               11.68             -                -                -                 -
   162         16.06            12.07               12.07             -                -                -                 -
   163         15.67            11.68               11.68             -                -                -                 -
   164         15.80            11.68               11.68             -                -                -                 -
   165         17.64            12.93                 -               -                -                -                 -
   166         16.07            11.68                 -               -                -                -                 -
   167         16.75            12.07                 -               -                -                -                 -
   168         16.35            11.68                 -               -                -                -                 -
   169         17.05            12.07                 -               -                -                -                 -
   170         16.65            11.68                 -               -                -                -                 -
   171         16.80            11.68                 -               -                -                -                 -
   172         17.52            12.07                 -               -                -                -                 -
   173         17.12            11.68                 -               -                -                -                 -
   174         17.87            12.07                 -               -                -                -                 -
   175         17.46            11.68                 -               -                -                -                 -
   176         17.64            11.68                 -               -                -                -                 -
   177         19.73            12.93                 -               -                -                -                 -
   178         18.01            11.68                 -               -                -                -                 -
   179         18.81            12.07                 -               -                -                -                 -
   180         18.47              -                   -               -                -                -                 -
   181         19.43              -                   -               -                -                -                 -
   182         19.16              -                   -               -                -                -                 -
   183         19.54              -                   -               -                -                -                 -
   184         20.60              -                   -               -                -                -                 -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 23

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD        A-2 CAP (%)      M-1 CAP (%)      M-2 CAP (%)       M-3 CAP (%)      B-1 CAP (%)      B-2 CAP (%)      B-3 CAP (%)
------        -----------      -----------      -----------       -----------      -----------      -----------      -----------
              ACTUAL/360       ACTUAL/360       ACTUAL/360        ACTUAL/360       ACTUAL/360       ACTUAL/360       ACTUAL/360

   185           20.37              -                -                 -                -                -                 -
   186           21.52              -                -                 -                -                -                 -
   187           21.32              -                -                 -                -                -                 -
   188           21.84              -                -                 -                -                -                 -
   189           24.81              -                -                 -                -                -                 -
   190           23.02              -                -                 -                -                -                 -
   191           24.47              -                -                 -                -                -                 -
   192           24.40              -                -                 -                -                -                 -
   193           26.02              -                -                 -                -                -                 -
   194           26.03              -                -                 -                -                -                 -
   195           26.97              -                -                 -                -                -                 -
   196           28.93              -                -                 -                -                -                 -
   197           29.07              -                -                 -                -                -                 -
   198           31.27              -                -                 -                -                -                 -
   199           31.58              -                -                 -                -                -                 -
   200           33.07              -                -                 -                -                -                 -
   201           37.16              -                -                 -                -                -                 -
   202           36.68              -                -                 -                -                -                 -
   203           40.19              -                -                 -                -                -                 -
   204           41.46              -                -                 -                -                -                 -
   205           45.96              -                -                 -                -                -                 -
   206           48.08              -                -                 -                -                -                 -
   207           52.45              -                -                 -                -                -                 -
   208           59.78              -                -                 -                -                -                 -
   209           64.71              -                -                 -                -                -                 -
   210           76.15              -                -                 -                -                -                 -
   211           85.96              -                -                 -                -                -                 -
   212          103.73              -                -                 -                -                -                 -
   213          145.85              -                -                 -                -                -                 -
   214          182.40              -                -                 -                -                -                 -
   215          311.85              -                -                 -                -                -                 -
   216             *                -                -                 -                -                -                 -

* In Period 216 the A-2 Class has a balance of $50,793 and is paid $95,889 in interest.


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 24